UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/09/2011

Webster Financial Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31486

Delaware	06-1187536
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Webster Plaza
Waterbury, Connecticut 06702
(Address of principal executive offices, including zip code)

203-578-2202
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., announced that the Board of Directors has determined to propose a shareholder vote to declassify the Board at the Corporation's 2012 annual meeting. If approved by the requisite vote, beginning with the 2012 annual meeting shareholders will vote on the reelection of directors whose terms are then expiring, or the election of their successors, to one-year terms. Directors elected at the 2010 and 2011 annual meetings will continue to serve their full terms which expire in 2013 and 2014, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Webster Financial Corporation

Date: September 09, 2011	By:	/s/ Harriet Munrett Wolfe
Harriet Munrett Wolfe
Executive Vice President, General Counsel and Secretary